Commission File Number 1-8962
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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                   EXHIBITS TO

                                    FORM 10-K

                ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                   For the fiscal year ended December 31, 2000

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                        Pinnacle West Capital Corporation
               (Exact name of registrant as specified in charter)










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                                INDEX TO EXHIBITS


Exhibit No.       Description
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10.1a     --      2000 Management Variable Incentive Plan (Pinnacle West)

10.2a     --      2000 Senior Management Variable Incentive Plan (Pinnacle West)

10.3a     --      2000 Officer Variable Incentive Plan (Pinnacle West)

10.4a     --      2000 Management Variable Incentive Plan (APS)

10.5a     --      2000 Senior Management Variable Incentive Plan (APS)

10.6a     --      2000 Officers Variable Incentive Plan (APS)

10.7      --      Four Corners Project Co-Tenancy Agreement Amendment No. 6

10.8a     --      Sixth Amendment to Arizona Public Service Company Deferred
                  Compensation Plan

12.1      --      Ratio of Earnings to Fixed Charges

21        --      Subsidiaries of the Company

23.1      --      Consent of Deloitte & Touche LLP

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(a) Management contract or compensatory plan or arrangement to be filed as an exhibit pursuant to Item 14(c) of Form 10-K.

For a description of the Exhibits incorporated in this filing by reference, see
Part IV, Item 14.
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                                                                   Exhibit 10.1a


Under the Company's 2001 Management Variable Incentive Plan, the Chief Executive Officer of the Company, with the approval of the Human Resources Committee of the Board of Directors, annually designates employees to participate in the program, establishes their participation level, and establishes certain financial and operational goals for the Company which must be satisfied in order for variable pay awards to be made. The impact, if any, of each employee's performance on his or her variable pay award is determined by his or her officer. Subject to final approval by the Human Resources Committee of the Board of Directors, the Chief Executive Officer of the Company also determines at year-end the degree to which those goals have been satisfied and the amount of variable pay to be awarded to participating employees, if any.